Exhibit 32.1

      Certification of Chief Executive Officer and Chief Financial Officer
                                   pursuant to
                             18 U.S.C. Section 1350
                               adopted pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002.

      In connection with the quarterly report of IEC Electronics Corp., (the "Company") on Form 10-Q for the quarterly period ended June 29, 2007 as filed with Securities and Exchange Commission on the date hereof (the "Report"), we,
W. Barry Gilbert, Chief Executive Officer of the Company and Brian H. Davis, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1.) The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2.) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: July 26, 2007                    /s/ W. Barry Gilbert
                                        ----------------------------------------
                                        W. Barry Gilbert
                                        Chairman and
                                        Chief Executive Officer


Dated: July 26, 2007                    /s/ Brian H. Davis
                                        ----------------------------------------
                                        Brian H. Davis
                                        Vice President,
                                        Chief Financial Officer and Controller